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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT: DECEMBER 4, 2002           COMMISSION FILE NO. 2-28596
(DATE OF EARLIEST EVENT REPORTED:  DECEMBER 3, 2002)


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


              OHIO                                      31-4156830
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



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ITEM 5.       OTHER EVENTS.

              On December 3, 2002, Moody's Investors Services (Moody's) confirmed the Aa3 insurance financial strength ratings of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and senior secured debt ratings of Nationwide Financial Funding LLC and Nationwide Life Global Funding I. The outlook for all of the above ratings is stable.

              Moody's stated that the confirmed ratings are based on the companies' strong position and diversified distribution channels in the annuity and pension markets, high quality investment portfolios and leading national presence in the market for public-employee deferred compensation. They said these strengths are offset by the companies' focus on lower-margin, asset accumulation products, earnings volatility related to substantial equity market exposure and increased refinancing risked related to its growth in spread-based institutional products.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONWIDE LIFE INSURANCE COMPANY
                                             ---------------------------------
                                                        (Registrant)



Date: December 4, 2002          /s/Mark R. Thresher
                                -----------------------------------------------
                                Mark R. Thresher
                                Senior Vice President - Chief Financial Officer